GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds

Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Value Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated November 30, 2015 to the

Prospectus dated July 31, 2015, as supplemented

Effective immediately, the Funds’ Prospectus is revised as follows:

The following replaces in its entirety the twelfth bullet under the “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases?” section:

¢	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $30 million or less; and (ii) certain financial institutions making an initial investment of $30 million or less in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $30 million if the initial investment was expected to be less than $30 million at the time Goldman Sachs received a preliminary written commitment to invest in the Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

The following paragraph, which immediately follows the twelfth bullet under the “Shareholder Guide—How to Buy Shares—What Else Should I Know About Share Purchases?” section, is deleted in its entirety:

With respect to the Mid Cap Value Fund, Employee Benefit Plans (as defined immediately above) are limited to initial investments in the Fund of $75 million or less.

This Supplement should be retained with your Prospectus for future reference.

EQVALOBSTK 11-15